UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Conduit Pharmaceuticals Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

Amendment and Restatement of the 2023 Stock Incentive Plan

At the 2025 annual meeting of stockholders (the “Annual Meeting”) of CDT Equity Inc. (the “Company”), stockholders approved an amendment and restatement of the Company’s 2023 Stock Incentive Plan (as amended and restated, the “Amended 2023 Stock Incentive Plan”) to authorize an additional 2,000,000 shares for awards under the Amended 2023 Stock Incentive Plan, with such amount subject to adjustment for certain corporate events and under the applicable share counting rules. The foregoing description of the Amended 2023 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended 2023 Stock Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Permanent Chief Financial Officer

Effective August 4, 2025, James Bligh, co-founder, director and Interim Chief Financial Officer has been appointed as the permanent Chief Financial Officer of the Company. Mr. Bligh will remain a member of the Company’s board of directors (the “Board”).

Mr. Bligh, 38, has served as a member of the Board since September 2023 and as the Company’s Interim Chief Financial Officer since May 2024. He was a co-founder of Conduit Pharmaceuticals Limited in 2019 and has served as a member of its board of directors since its inception. From 2008 to 2019, Mr. Bligh worked closely with investment vehicle Corvus Capital Limited, including as a Partner, where he led a number of reverse takeover transactions, stock market listings, initial public offerings, secondary fundraisings, and merger transactions. Mr. Bligh’s prior transaction experience includes advising several special purpose acquisition vehicles in listing on the London Stock Exchange, including the listing of Bermele Plc, a special purpose acquisition vehicle, and the subsequent acquisition of Bermele by East Imperial Pte. Ltd., a global purveyor of ultra-premium beverages, in June 2019; the listing of Leverett Plc, which subsequently acquired Nuformix Plc, a pharmaceutical development company targeting unmet medical needs in fibrosis and oncology via drug repurposing; and Cizzle Biotechnology Holdings PLC, a UK-based diagnostics developer. Mr. Bligh previously served as a director of Bermele Plc from June 2021 through February 2022; Mertz Plc from January 2021 through March 2022; and East Imperial Pte. Ltd. from September 2017 through April 2018. Mr. Bligh graduated from the University of Bristol with a BSc in Economics & Finance. Mr. Bligh has experience in business development, capital raising, financings, public offerings and other strategic transactions, including mergers and acquisitions.

Mr. Bligh is not related to any officer or director of the Company, nor is Mr. Bligh a party to any understanding or arrangement pursuant to which he was selected to serve as the Company’s permanent Chief Financial Officer. As of the date of this Current Report on Form 8-K (the “Current Report”), there are no transactions or relationships between Mr. Bligh and the Company and its subsidiaries that require disclosure under Item 404(a) of Regulation S-K. In connection with Mr. Bligh’s appointment to permanent Chief Financial Officer, Mr. Bligh’s compensation will remain the same as described under “Executive Compensation” in the Company’s definitive proxy statement for its Annual Meeting filed with the United States Securities and Exchange Commission on July 8, 2025, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2025, the Company filed an amendment to its Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a change of the Company’s name from “Conduit Pharmaceuticals Inc.” to “CDT Equity Inc.” (the “Name Change”), which became effective at 5 p.m. Eastern Time on August 5, 2025. In connection with the Name Change, the Company also amended and restated its Amended and Restated Bylaws (as amended, the “Second Amended and Restated Bylaws”) on August 5, 2025 to reflect the Name Change.

The Board approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. Approval of the Company’s stockholders was not required to effectuate the Name Change, the Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation or Second Amended and Restated Bylaws, except to update the description of quorum in the Second Amended and Restated Bylaws to reflect that certain amendment effective November 15, 2024 as filed with the Company’s Current Report on Form 8-K on November 19, 2024. Copies of the Certificate of Incorporation filed with the Secretary of State of Delaware and the Second Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and are incorporated herein by reference.

Following the Name Change, the Company’s common stock, par value $0.0001 (the “Common Stock”) will continue to be listed on The Nasdaq Capital Market under the ticker symbol “CDT”. The CUSIP number for the Common Stock will not change in connection with the Name Change.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 5, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”) virtually via live webcast. Proxies had been submitted by stockholders representing over one-third of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Annual Meeting, the Company’s stockholders voted on three proposals, which are described in more detail in the proxy statement.

The following is a brief description of the matters voted upon and the results, including the number of votes cast for and against each matter and the number of abstentions and broker non-votes with respect to each matter. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the five nominees for directors to serve until the Company’s 2026 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Andrew Regan	630,256	32,782	566,651
Freda Lewis-Hall	640,582	22,456	566,651
James Bligh	625,217	37,821	566,651
Chele Chiavacci Farley	630,326	32,712	566,651
Simon Fry	630,159	32,879	566,651

Proposal 2. Stockholders ratified the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,140,640	68,569	20,480	N/A

Proposal 3. Stockholders approved an amendment and restatement to the 2023 Stock Incentive Plan to increase the authorized share reserve. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
592,230	61,466	8,962	567,031

Item 7.01. Regulation FD Disclosure.

On August 5, 2025, the Company issued a press release announcing its intent to effect the Name Change. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained therein.

Forward-Looking Statements

This Current Report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will” and “expected”, or the negative of such terms, or other comparable terminology, and include statements about the Name Change and the impacts, if any, on the Company. Forward-Looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to update or revise and forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions, or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (effective August 5, 2025).
3.2	Second Amended and Restated Bylaws of the Company (effective August 5, 2025)
10.1	Amended and Restated 2023 Stock Incentive Plan
99.1	Press Release, dated August 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

August 8, 2025	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer